                                                                   EXHIBIT 10.19




                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of July 25, 1997, is between SNELLING & SNELLING, INC. ("BORROWER"), a Pennsylvania corporation, each of the banks or other lending institutions which is a party hereto (the "BANKS") and BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), individually as a Bank (in such capacity, herein "BANKBOSTON") and as agent for the Banks (in such capacity herein the "AGENT").

                                   RECITALS:

         A. Borrower, BankBoston and Agent have entered into that certain Credit Agreement dated as of January 31, 1996 (as amended by that certain amendment letter dated August 22, 1996, the "AGREEMENT").

         B. BankBoston assigned portions of its right, title and interest in and to the Agreement to the other Banks pursuant to those certain Assignment and Acceptances, both dated February 20, 1996.

         C. Borrower, the Banks and Agent now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                 DEFINITIONS

         Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

         Section 2.1 AMENDMENT TO THE DEFINED TERM "ADJUSTED EBITDA". Effective as of June 30, 1997, the definition of the term "Adjusted EBITDA" in
Section 1.1 of the Agreement is amended in its entirety to read as follows:

                 "ADJUSTED EBITDA" means, for any period (the "SUBJECT PERIOD"), the total of the following calculated without duplication for such period: (a) the Borrower's


SECOND AMENDMENT TO LOAN AGREEMENT - Page 1
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         EBITDA; PLUS (b), on a pro forma basis, the EBITDA of each Prior
         Target or, as applicable, the EBITDA of a Prior Target attributable to the assets acquired from such Prior Target, for any portion of such Subject Period occurring prior to the date of the Borrower's acquisition of such Prior Target or the related assets but only to the extent such EBITDA for such Prior Target can be established based on financial statements of the Prior Target prepared in accordance with GAAP; MINUS (c) the EBITDA of each Prior Company and, as applicable but without duplication,the EBITDA of Borrower and each Subsidiary attributable to all Prior Assets, in each case for any portion of such Subject Period occurring prior to the date of the disposal of such Prior Companies or Prior Assets. The term "Prior Company" means any Subsidiary whose capital stock or other equity interests have been disposed of, or all or substantially all of whose assets have been disposed of, in each case, in a transaction with an unaffiliated third party approved in accordance with this Agreement, and shall include PMC. The term "Prior Assets" means assets that have been disposed of by a division or branch of Borrower or a Subsidiary in a transaction with an unaffiliated third party approved in accordance with this Agreement which would not make the seller a "Prior Company" but constitute all or substantially all of the assets of such division or branch.

         Section 2.2 AMENDMENT TO THE DEFINED TERMS "APS" AND "PMC". Effective as of December 31, 1996, the definition of the terms "APS" and "PMC" in Section 1.1 of the Agreement are amended in their entirety to read as follows:

         "APS" means Advance Processing Systems, Inc., a Delaware corporation.

         "PMC" means Temporary Plant Cleaners, Inc., a California corporation formerly known as Plant Maintenance, Inc. of California, who has been released from its obligations under the Loan Documents pursuant to that certain Release dated December 31, 1996.

         Section 2.3 AMENDMENT TO THE DEFINED TERM "REVOLVING COMMITMENT". Effective as of the date hereof, the definition of the term "REVOLVING COMMITMENT" in Section 1.1 of the Agreement is amended in its entirety to read as follows:

                 "REVOLVING COMMITMENT" means as to each Bank, the obligations of such Bank to make advances of funds and purchase participation interests in (or with respect to the Agent as a Bank, hold other interests in) Letters of Credit in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth in SCHEDULE 1.1(b) or, if applicable in the most recent Assignment and Acceptance entered into by such Bank after July 7, 1997, as the same may be reduced or terminated pursuant to SECTION 2.6 or SECTION 12.2 hereof. The aggregate amount of the Revolving Commitments of all Banks equals Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00).





SECOND AMENDMENT TO LOAN AGREEMENT - Page 2

         Section 2.4 AMENDMENT TO SECTION 5.4 (a)(ii). Effective as of April 30, 1997, the "April 30, 1997" date set out in the first sentence of
Section 5.4 (a)(ii) of the Agreement is amended to be April 30, 1998, and the "May 15, 1997" date set out in the second sentence of SECTION 5.4 (a)(ii) of the Agreement is amended to be May 15, 1998.

         Section 2.5 AMENDMENT TO SECTION 11.4. The ratio "4.25 to 1.00" set forth in the third line of SECTION 11.4 of the Agreement is amended to be "3.50 to 1.00".

         Section 2.6    AMENDMENT TO SECTION 11.7.  The table set out in
Section 11.7 of the Agreement is amended in its entirety to read as follows:

========================================================
     FISCAL YEAR                                AMOUNT
========================================================
Ending December 31, 1996                      $2,000,000
--------------------------------------------------------
Ending December 31, 1997                      $1,250,000
--------------------------------------------------------
Each Fiscal Year thereafter                   $  500,000
--------------------------------------------------------

         Section 2.7 Amendment to Schedules. The Agreement is amended to add Schedule 1.1(b) thereto to read in its entirety as set out on Schedule 1.1(b) hereto.

                                   ARTICLE 3

                              CONDITIONS PRECEDENT

         Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:


                        (i) RESOLUTIONS. Resolutions of the Board of Directors of Borrower, each Obligated Party (other than the Shareholders) and the General Partner certified by its Secretary or an Assistant Secretary which authorize its execution, delivery, and performance of this Amendment and the other Loan Documents to which it is or is to be a party hereunder;


                        (ii) SECRETARY CERTIFICATE. A certificate executed by the Secretary or an Assistant Secretary of Borrower and each Obligated Party (other than the Shareholders) and the General Partner certifying to (A) the names of its officers authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers if such specimen





SECOND AMENDMENT TO LOAN AGREEMENT - Page 3
                 signatures had not previously been provided; (B) its articles of incorporation or that such articles have not changed since the Closing Date; (C) its bylaws or that such bylaws have not changed since the Closing Date; and (D) with respect to the General Partner only, to a true and correct copy of the certificate of limited partnership of Arimathea and the agreement of limited partnership of Arimathea or that such documents have not changed since the Closing Date;


                        (iii) GOVERNMENTAL CERTIFICATES.  Certificates of the
                 appropriate government officials of the state of incorporation of Borrower, each Obligated Party (other than the Shareholders) and the General Partner as to its existence and, as applicable, good standing, each dated a current date;


                        (iv) REVOLVING NOTES. A Revolving Note for each Bank in the original principal amount equal to such Bank's increased Commitment, duly executed by Borrower;


                        (v) OPINION OF COUNSEL. A favorable opinion of legal counsel to Borrower, each Obligated Party (other than the Shareholders) and the General Partner) as to such matters the Agent may reasonably request;


                        (vi) ADDITIONAL INFORMATION. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request; and


                 (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;


                 (c)    No Default shall have occurred and be continuing;


                 (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

                 (e) Borrower shall have paid an up-front fee of 3/8% on each Bank's incremental increase in its Revolving Commitment.





SECOND AMENDMENT TO LOAN AGREEMENT - Page 4

                                   ARTICLE 4

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         Section 4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and each Bank agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 4.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and each Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and each Obligated Party and will not violate the articles of incorporation, bylaws, agreement of limited partnership or certificate of limited partnership, as applicable, of Borrower, the General Partner and each other Obligated Party, as applicable (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Default has occurred and is continuing;
(iv) Borrower and each Obligated Party are each in full compliance with all covenants and agreements contained in the Agreement as amended hereby and the other Loan Documents.

                                   ARTICLE 5

                                 MISCELLANEOUS

         Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

         Section 5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.3 EXPENSES OF LENDER. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.





SECOND AMENDMENT TO LOAN AGREEMENT - Page 5

         Section 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.5 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, each Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Banks.

         Section 5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.





SECOND AMENDMENT TO LOAN AGREEMENT - Page 6

         Executed as of the date first written above.

                                          SNELLING AND SNELLING, INC.


                                          By: /s/ J. RUSSELL CREWS
                                             -------------------------------
                                             J. Russell Crews
                                             Senior Vice President

                                          BANKBOSTON, N.A., formerly The
                                          First National Bank of Boston,
                                          individually as a Bank and as the
                                          Agent



                                          By: /s/ E. DAVID BESCH, JR.
                                             -------------------------------
                                          Name:   E. David Besch, Jr.
                                               -----------------------------
                                          Title:  Managing Director
                                                ----------------------------


                                          BANK ONE, TEXAS, N.A.

                                          By: /s/ R. ROGERS
                                             -------------------------------
                                             R. Rogers
                                             Vice President


                                          TEXAS COMMERCE BANK NATIONAL
                                          ASSOCIATION


                                          By: /s/ ROBERT SURECK
                                             -------------------------------
                                             Robert Sureck
                                             Vice President


         Each Obligated Party hereby consents and agrees to this Amendment and agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be its legal, valid and binding obligation enforceable against it in accordance with their respective terms.





SECOND AMENDMENT TO LOAN AGREEMENT - Page 7

                                          SNELLING AND SNELLING, INC.


                                          By: /s/ J. RUSSELL CREWS
                                             ---------------------------------
                                             J. Russell Crews
                                             Senior Vice President




                                          ADVANCE PROCESSING SYSTEMS, INC.


                                          By: /s/ J. RUSSELL CREWS
                                             ---------------------------------
                                             J. Russell Crews
                                             President



                                          /s/ ROBERT O. SNELLING, SR.
                                          ------------------------------------
                                          Robert O. Snelling, Sr., individually



                                          /s/ ANNE M. SNELLING
                                          ------------------------------------
                                          Anne M. Snelling, individually


                                          ARIMATHEA ASSOCIATES, LTD.
                                          By:  Nehemiah, Inc., its general
                                               partner


                                               By: /s/ J. RUSSELL CREWS
                                                  ----------------------------
                                                  J. Russell Crews
                                                  Vice President and Treasurer





SECOND AMENDMENT TO LOAN AGREEMENT - Page 8

                                SCHEDULE 1.1(b)
                                       to
                                Second Amendment
                                       to
                              Snelling & Snelling
                                Credit Agreement




================================================================================
             Bank                                           Revolving Commitment
             ----                                           --------------------
================================================================================
1.       BankBoston, N.A.                                      $ 9,562,500
--------------------------------------------------------------------------------
2.       Bank One, Texas, N.A.                                 $ 5,625,000
--------------------------------------------------------------------------------
3.       Texas Commerce Bank National Association              $ 7,312,500
--------------------------------------------------------------------------------
 Total                                                         $22,500,000
================================================================================





Schedule 1.1(b) to Second Amendment - Solo Page